UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 1, 2016

WALGREENS BOOTS ALLIANCE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36759	47-1758322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Wilmot Road, Deerfield, Illinois		60015
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 315-2500

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 1, 2016, Walgreens Boots Alliance, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), dated as of November 1, 2016, with affiliates of Kohlberg Kravis Roberts & Co. L.P. (“KKR,” and collectively, the “Selling Stockholders”) and Goldman, Sachs & Co. (the “Underwriter”) with respect to a registered underwritten public offering (the “Secondary Offering”) of 20,461,215 shares of the Company’s common stock, par value of $0.01 per share (the “Common Stock”), to be sold by the Selling Stockholders. The Secondary Offering was completed on November 4, 2016.

The Secondary Offering was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-209569) (the “Registration Statement”), including a free writing prospectus dated November 1, 2016 and filed by the Company with the Securities and Exchange Commission (the “Commission”) on November 1, 2016, and a prospectus supplement dated November 1, 2016 (the “Prospectus Supplement”) to the prospectus contained in the Registration Statement dated February 17, 2016 (the “Base Prospectus”), filed by the Company with the Commission on November 3, 2016 pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended.

The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Common Stock in the Secondary Offering, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

The Underwriter and its affiliates perform and have performed commercial and investment banking and advisory services for the Company from time to time for which they receive and have received customary fees and expenses. The Underwriter and its affiliates may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of its business for which they may receive fees and expenses.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

In connection with the offering by the Selling Stockholders of the Common Stock in the Secondary Offering, the Underwriting Agreement is filed herewith in order to be incorporated by reference into the Registration Statement.

Item 8.01.	Other Events.

Separate and apart from the Secondary Offering, the Selling Stockholders and Stefano Pessina, the Company’s Executive Vice Chairman and Chief Executive Officer, informed the Company that they entered into an agreement on October 31, 2016, pursuant to which the Selling Stockholders agreed to privately sell 2,000,000 shares of the Company’s common stock to an affiliate of Mr. Pessina at the same price as the shares sold to the Underwriter, which separate sale was also completed on November 4, 2016. Upon the completion of the Secondary Offering and the separate sale of shares to an affiliate of Mr. Pessina as described above, the Selling Stockholders ceased to own any remaining shares of the Company’s common stock.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are provided as part of this Form 8-K:

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 1, 2016, among the Company, the Selling Stockholders and Goldman, Sachs & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: November 4, 2016	By:	/s/ Collin G. Smyser
	Name:	Collin G. Smyser
	Title:	Vice President, Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 1, 2016, among the Company, the Selling Stockholders and Goldman, Sachs & Co.